SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

               __________________________________

                            FORM 8-K



                         CURRENT REPORT


                Pursuant to Section 13 or 15 (d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 22, 1997
                                                 (October 21, 1997)



                      HON INDUSTRIES Inc.
     (Exact name of registrant as specified in its charter)



       Iowa                      0-2648                 42-0617510
(State or other               (Commission         (IRS Employer
  jurisdiction of              File Number)        Identification Number)
  incorporation)



     414 East Third Street                        52761-7109
        P.O. Box 1109                             (Zip Code)
        Muscatine, IA
(Address of principal executive office)


                         (319)264-7400
      (Registrant's telephone number, including area code)

Item 5. Other Events.

On October 21, 1997, HON INDUSTRIES Inc. issued a press release to report its third fiscal quarter consolidated results of operations for the period ended October 4, 1997, the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1 Text of press release dated October 21, 1997.



                           Signature.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HON INDUSTRIES Inc.

Date: October 22, 1997             By: /s/ Melvin L. McMains
                                       _____________________
                                       Melvin L. McMains
                                       Controller and
                                       Principal Accounting Officer














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